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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of BJ Services Company on Form S-8 of our report dated November 22, 1994, appearing in the Annual Report on Form 10-K of BJ Services Company for the year ended September 30, 1994.



DELOITTE & TOUCHE LLP


Houston, Texas

April 13, 1995